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                                                                EXHIBIT 23.4


                          CONSENT OF KIRK B. WORTMAN

   I hereby consent to the reference in the Prospectus constituting part of the Registration Statement on Form S-1 of DecisionOne Corporation to my name as a person about to become a director of DecisionOne Corporation.

                                            /s/ Kirk B. Wortman
                                            -------------------
                                            Kirk B. Wortman

June 3, 1997